Exhibit 10.1

                           PEOPLE'S REPUBLIC OF CHINA

                                  LAND LICENSE




PEOPLE'S  REPUBLIC  OF  CHINA
LAND  RESOURCE  BUREAU                    /LAND  LICENSE  SEAL/


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

User                                     Changzhou Broadway Business Development Co., Ltd
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Location                                 East to Huangshan Road, South to Zhunan Road,
                                         Xinbei District, Changzhou City, G20-11-1-3
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Purpose                                  Residence
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Area                                                                           75596.97m2
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Commencement                                                                     2000/9/4
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Termination Date                                                                 2070/9/4
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                                         /seal/ Changzhou Land Resource Bureau
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Conditions:

1. Institutions or individuals use of the state owned land shall be according to the Chinese Law.

2.   From  (Land  Management  Law  P.R.  China)  item  11:

     - Ownership and use of land is only be permitted when it has been registered and approved and the license obtained

3.   From  (Real  Estate  Management  Law  P.R.  China)  item  59:

     - If the purpose of the land lease has changed according to Chinese Law, a new license must be obtained

4.   From  (Land  Management  Law  P.R.  China)  item  12:

     - The registered right and ownership of the land is protected by Chinese Law

5.   From  (Land  Management  Law  P.R.  China)  item  17

 - According to the rules of Land Management Law P.R. China and the Real Estate Management Law P.R. China, once registration is approved, a license will be given


                         /Changzhou  Government  Seal/

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